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                                                                   EXHIBIT 10.05

                                  AMENDMENT TO
                           1994 ANNUAL AND LONG-TERM
                      INCENTIVE BASED COMPENSATION PROGRAM

     This Amendment is dated as of July 29, 1997 (the "Amendment") and amends that certain 1994 Annual and Long-Term Incentive Based Compensation Program effective as of July 29, 1994 (the "Program") of Genelabs Technologies, Inc. ("Genelabs").

     Whereas the Board of Directors of Genelabs, at its regularly scheduled meeting on May 22, 1997, approved the extension of the Program for an additional three year term;

     Now, therefor, the Program is hereby amended to extend its term from July 29, 1997 through July 28, 2000. Except as expressly amended by this Amendment, all other terms and conditions remain in full force and effect.

                                          GENELABS TECHNOLOGIES, INC.

                                          By: /s/ MELINDA GRIFFITH
                                          Its: Vice President, General Counsel
                                          and Secretary